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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2001

                            NEXELL THERAPEUTICS INC.
               (Exact name of registrant as specified in charter)


  DELAWARE                          0-19153                     06-1192468
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


         9 Parker, Irvine, CA                              92618
(Address of principal executive offices)                 (Zip code)

      Registrant's telephone number, including area code:  (949) 470-9011


                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

     On August 7, 2001, the Registrant issued a press release announcing that it had entered into a definitive agreement with Baxter Healthcare Corporation to appoint Baxter as worldwide distributor for Nexell's cell processing products, including the Isolex(R) 300i Magnetic Cell Selection System. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

a.   Financial Statements (not applicable)

b.   Proforma Financial Information (not applicable)

c.   Exhibits.

                                       1
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Exhibit         Description
-------         -----------
99.1            Press Release of the Registrant dated August 7, 2001.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NEXELL THERAPEUTICS INC.
                         (Registrant)


                         By: /s/ William A. Albright, Jr.
                             ----------------------------
                         William A. Albright, Jr.
                         Chief Executive Officer, President, Chief Financial Officer and Treasurer


Dated: August 7, 2001

                                       3
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                               INDEX TO EXHIBITS

 Exhibit                                                         Method of
   No.                            Description                    Filing
 -------                          -----------                    ---------
99.1                 Press Release of the Registrant dated       Filed herewith
                     August 7, 2001.                             electronically


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